This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Steady Revenue Growth FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 TTM Revenue 200 207 212 217 221 224 230 235 240 243 247 250 254 TTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 Slide 2

Q1 2004 Q1 2003 % Change Movie Revenue $ 17.04 $ 17.12 - 0.5% Other Interactive Services 5.37 4.77 12.6% Total Per Guest Pay Room $ 22.41 $ 21.89 2.4% Q1 Revenue Per Room Analysis Occupancy Levels up 1.3% Quarter over Quarter Only 1 Movie in Q1 '04 with Box Office > $150M versus 5 Titles in Q1 '03 Digital Platform Installed in 45% of Rooms FINANCIAL HIGHLIGHTS Slide 3

Q1 '02 0.592 Q2 '02 0.575 Q3 '02 0.564 0 Q4 '02 0.556 0 Q1 '03 0.554 0 Q2 '03 0.552 0 Q3 '03 0.541 Q4 '03 0.564 Q1 '04 0.557 Gross Profit Margin Slide 4 FINANCIAL HIGHLIGHTS 55.7% 55.4% Per-Room Gross Profit Increased 3.1% Quarter over Quarter

Improving Efficiencies Slide 5 Q1 2004 Q1 2003 % Change Guest Pay Operations Expense $ 2.93 $ 2.88 1.7% SG&A Expense 2.05 2.05 0.0% Total Operating Expenses $ 4.98 $ 4.93 1.0% FINANCIAL HIGHLIGHTS SG&A 8.9% vs. 9.1% year over year as a percentage of revenue Per room per month

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Operating Income exclusive of Depreciation & Amortization 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 85.4 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 FINANCIAL HIGHLIGHTS TTM Slide 6

2000 423 2001 456 2002 439 0 Q1 2003 420 0 Q2 2003 408 0 Q3 2003 396 0 Q4 2003 391 Q1 2004 382 New Installation Digital Capital per Room TAPE $423 $456 $439 $420 $408 $396 DIGITAL Slide 7 FINANCIAL HIGHLIGHTS $391 $382 DIGITAL DIGITAL DIGITAL DIGITAL DIGITAL DIGITAL

Improving Liquidity Metrics Debt $360.6 $368.2 Cash on Balance Sheet $ 6.0 $ 2.8 Debt Ratios 4.20x 4.39x Slide 8 Q1 2004 YE 2003 Repriced Term B Loan - Reduced Spread Over LIBOR by 125 Basis Points - Annual Savings: $1.9 Million (in millions)

OUTLOOK Q1 & Full Year 2004 Guidance Q2 '04 Range FY' 04 Range Revenue $ 66.0 - $ 69.0 $ 270.0 - $276.0 Operating Income $ 2.5 - $ 4.0 $ 13.5 - $ 16.5 Operating Income exclusive of D & A $ 22.0 - $ 23.5 $ 91.5 - $ 94.5 Net Loss $ (5.9) - $ (4.4) $ (19.8) - $(14.8) EPS (Loss) $(0.45)- $(0.34) $ (1.51) - $(1.13) Capital Investment $ 14.0 - $ 15.0 $ 57.0 - $ 59.0 Net New Rooms 10,000 - 12,000 48,000 - 52,000 Slide 9 (in millions except per share)

Q1 02 -6.8 Q1 '03 0.4 Q1 '04 5.6 Cash Flow Net Of Investing Slide 10 FINANCIAL HIGHLIGHTS $0.4 (in millions) $(6.8) $5.6

Cash Flow Analysis Q1 '04 Q1 '03 FY2003 Cash from Operations $ 18.3 $ 17.5 $ 48.6 Corp Capital / Minor Extensions (2.0) (4.5) (7.5) Digital Renewal Investment * (3.9) (4.9) (17.1) Pre-Expansion Cash Flow $ 12.4 $ 8.1 $ 24.0 New Room Investment ** (6.8) (7.7) (29.0) Post- Expansion Cash Flow $ 5.6 $ 0.4 $ (5.1) *Digital Upgrade Rooms 12,950 14,341 50,774 **New Digital Rooms 17,749 18,441 71,775 (in millions) FINANCIAL HIGHLIGHTS Slide 11 Q1 2004 Debt Reduced $7.6 Million from 12/31/03

Cash from Operations Analysis Q1 2004 Q1 2003 TTM Average Shares Outstanding 12,980 12,431 12,607 Cash from Operations $ 1.41 $ 1.40 $ 3.91 Pre-Expansion Cash Flow $ 0.96 $ 0.65 $ 2.24 Growth Investment per Share 0.52 0.62 2.22 Post-Expansion Cash Flow $ 0.43 $ 0.03 $ 0.02 Slide 12 (per outstanding share) FINANCIAL HIGHLIGHTS (in thousands)

Copyright 2004 LodgeNet Entertainment Corporation All rights reserved. Slide 13

Slide 14 Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)